Exhibit 99.1

Arista Networks, Inc. Reports Fourth Quarter and Full Year 2015 Financial Results
Cloud Networking Adoption Drives Record 2015 Revenue and EPS
SANTA CLARA, Calif., February 18, 2016 - Arista Networks, Inc. (NYSE: ANET), an industry leader in software-driven cloud networking solutions for large data center and computing environments, today announced financial results for its fourth quarter and year ended December 31, 2015.
Fourth Quarter Financial Highlights

•	Revenue of $245.4 million, an increase of 41.5% compared to the fourth quarter of 2014, and an increase of 12.8% from the third quarter of 2015.

•	Non-GAAP gross margin of 64.0%, compared to non-GAAP gross margin of 67.4% in the fourth quarter of 2014 and 65.5% in the third quarter of 2015.

•	GAAP gross margin of 63.6%, compared to GAAP gross margin of 67.1% in the fourth quarter of 2014 and 65.2% in the third quarter of 2015.

•	Non-GAAP net income of $57.5 million, or $0.80 per diluted share, compared to non-GAAP net income of $37.3 million, or $0.53 per diluted share, in the fourth quarter of 2014.

•	GAAP net income of $43.9 million, or $0.60 per diluted share, compared to GAAP net income of $31.0 million, or $0.43 per diluted share, in the fourth quarter of 2014.

"Arista has delivered a spectacular 2015. I have been pleased with the rapid acceptance by our customers of Arista’s programmable cloud networking,” stated Jayshree Ullal, Arista President and CEO. “The inevitable shift from legacy enterprises to cloud workloads has fueled Arista’s strong performance of profitable revenue growth and increasing market share.”
Full Year Financial Highlights

•	Revenue of $837.6 million, an increase of 43.4% compared to fiscal year 2014.

•	Non-GAAP gross margin of 65.3%, compared to non-GAAP gross margin of 67.4% in fiscal year 2014.

•	GAAP gross margin of 64.9%, compared to GAAP gross margin of 67.1% in fiscal year 2014.

•	Non-GAAP net income of $174.2 million or $2.44 per diluted share, compared to non-GAAP net income of $105.5 million, or $1.54 per diluted share, in fiscal year 2014.

•	GAAP net income of $121.1 million, or $1.67 per diluted share, compared to GAAP net income of $86.9 million, or $1.29 per diluted share, in fiscal year 2014.

Commenting on the company's financial results, Ita Brennan, Arista’s CFO, said, "We are pleased with another quarter of double digit quarter over quarter revenue growth, record EPS and enhanced free cash-flow generation.”
Fourth Quarter Company Highlights

•
Introduced Cloud Connect solutions that extend its spine networking platforms to provide optimized interconnect solutions for private and public cloud data centers, leveraging the technology and operational advantages of Arista’s EOS and CloudVision(R) to reduce both capital and operational costs.

•
In January 2016, the next phase of Arista EOS (Extensible Operating System) was unveiled enabling customers to focus on real-time migration from legacy enterprise silos to private, public and hybrid cloud networking, based on three powerful building blocks: Infrastructure, Hybrid Cloud and Container Support.

Financial Outlook
For the first quarter of 2016, we expect:

•	Revenue between $232 and $240 million.

•	Non-GAAP gross margin between 62% to 65%, and

•	Non-GAAP operating margin of approximately 26%.

Guidance for non-GAAP financial measures excludes legal expenses associated with the OptumSoft and Cisco litigation, stock-based compensation and other non-recurring expenses. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.
Prepared Materials and Conference Call Information
Arista executives will discuss fourth quarter and fiscal year 2015 financial results on a conference call at 1:30 p.m. Pacific time today. To listen to the call via telephone, dial 1-877-201-0168 in the United States or 1-647-788-4901 from outside the US. The Conference ID is 21363750.
The financial results conference call will also be available via live webcast on our investor relations website at investors.arista.com. Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on Arista’s Investor Relations website.
Forward-Looking Statements
This press release contains “forward-looking statements” regarding our future performance, including statements in the section entitled “Financial Outlook,” such as estimates regarding revenue, non-GAAP gross margin and non-GAAP operating margin for the first quarter of FY 2016, statements regarding the inevitable shift from legacy enterprises to cloud workloads and statements regarding the anticipated benefits from the next phase of Arista EOS. Forward-looking statements are subject to a number of uncertainties and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements including risks associated with: Arista Networks’ limited operating history; risks associated with Arista Networks’ rapid growth; Arista Networks’ customer concentration; Arista Networks’ dispute with Cisco Systems, Inc. including Arista Networks’ ability to obtain a determination that alternative product implementations are not covered by remedial orders; Arista Networks’ dispute with OptumSoft, Inc.; requests for more favorable terms and conditions from our large end customers; declines in the sales prices of our products and services; changes in customer order patterns or customer mix; increased competition in our products and service markets, including the data center market; dependence on the introduction and market acceptance of new product offerings and standards; rapid technological and market change; the evolution of the cloud networking market and the adoption by end customers of Arista Networks’ cloud networking solutions; and general market, political, economic and business conditions. Additional risks and uncertainties that could affect Arista Networks can be found in Arista’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2015, and other filings that the company makes to the SEC from time to time. You can locate these reports through our website at http://investors.arista.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the company as of the date hereof and Arista Networks disclaims any obligation to publicly update or revise any forward-looking statement to reflect events that occur or circumstances that exist after the date on which they were made.
Non-GAAP Financial Measures
The company reports certain non-GAAP financial measures that exclude stock-based compensation expenses, expenses associated with the OptumSoft and Cisco litigation, and other non-recurring charges. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends. In addition, these measures are the primary indicators management uses as a basis for its planning and forecasting for future periods.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP net income, net income per diluted share, gross margin, or operating margin. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A description of these non-GAAP financial measures and a reconciliation of the company’s non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

About Arista Networks
Arista Networks was founded to pioneer and deliver software-driven cloud networking solutions for large data center storage and computing environments. Arista’s award-winning platforms, ranging in Ethernet speeds from 10 to 100 gigabits per second, redefine scalability, agility and resilience. Arista has shipped more than five million cloud networking ports worldwide with CloudVision(R) and EOS, an advanced network operating system. Committed to open standards, Arista is a founding member of the 25/50GbE consortium. Arista Networks products are available worldwide directly and through partners.
ARISTA, EOS, CloudVision(R) and Spline are among the registered and unregistered trademarks of Arista Networks, Inc. in jurisdictions around the world. Other company names or product names may be trademarks of their respective owners.

Additional information and resources can be found at: http://www.arista.com.

Media Contact Amanda Jaramillo Corporate Communications (408) 547-5798 amanda@arista.com	Investor Contact Chuck Elliott Product and Investor Advocacy (408) 547-5549 chuck@arista.com

ARISTA NETWORKS, INC.
Condensed Consolidated Statements of Income
(Unaudited in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue:
Product	$217,325	$157,205	$744,877	$531,543
Service	28,121	16,284	92,714	52,563
Total revenue	245,446	173,489	837,591	584,106
Cost of revenue:
Product	81,142	51,312	263,585	174,004
Service	8,136	5,737	30,446	18,011
Total cost of revenue	89,278	57,049	294,031	192,015
Gross profit	156,168	116,440	543,560	392,091
Operating expenses:
Research and development	57,413	44,344	209,448	148,909
Sales and marketing	31,308	25,016	109,084	85,338
General and administrative	18,050	8,078	75,720	32,331
Total operating expenses	106,771	77,438	394,252	266,578
Income from operations	49,397	39,002	149,308	125,513
Other income (expense), net:
Interest expense—related party	—	—	—	(782)
Interest expense	(746)	(768)	(3,152)	(5,498)
Other income (expense), net	(109)	(151)	(147)	2,275
Total other income (expense), net	(855)	(919)	(3,299)	(4,005)
Income before provision for income taxes	48,542	38,083	146,009	121,508
Provision for income taxes	4,618	7,046	24,907	34,658
Net income	$43,924	$31,037	$121,102	$86,850
Net income attributable to common stockholders:
Basic	$43,431	$30,251	$119,115	$68,889
Diluted	$43,464	$30,328	$119,264	$70,524
Net income per share attributable to common stockholders:
Basic	$0.65	$0.48	$1.81	$1.42
Diluted	$0.60	$0.43	$1.67	$1.29
Weighted-average shares used in computing net income per share attributable to common stockholders:
Basic	67,111	63,186	65,964	48,427
Diluted	72,062	70,219	71,411	54,590

ARISTA NETWORKS, INC.
Reconciliation of Selected GAAP to Non-GAAP Financial Measures
(Unaudited in thousands, except percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
GAAP gross profit	$156,168	$116,440	$543,560	$392,091
GAAP gross margin	63.6%	67.1%	64.9%	67.1%
Stock-based compensation expense	842	543	3,048	1,535
Non-GAAP gross profit	$157,010	$116,983	$546,608	$393,626
Non-GAAP gross margin	64.0%	67.4%	65.3%	67.4%

GAAP income from operations	$49,397	$39,002	$149,308	$125,513
Stock-based compensation expense	12,978	8,050	45,303	27,619
Litigation expense	8,956	—	41,424	—
Non-GAAP income from operations	$71,331	$47,052	$236,035	$153,132
Non-GAAP operating margin	29.1%	27.1%	28.2%	26.2%

GAAP net income	$43,924	$31,037	$121,102	$86,850
Stock-based compensation expense	12,978	8,050	45,303	27,619
Litigation expense	8,956	—	41,424	—
Release of income tax reserve	(968)	—	(7,344)	(4,931)
Realized gain on note receivable	—	—	—	(4,000)
Income tax effect on non-GAAP exclusions	(7,424)	(1,750)	(26,292)	—
Non-GAAP net income	$57,466	$37,337	$174,193	$105,538

Weighted average shares used in computing GAAP diluted income per share attributable to common stockholders	72,062	70,219	71,411	54,590
Additional weighted average dilutive shares[1]	—	—	—	13,797
Non-GAAP weighted average diluted shares	72,062	70,219	71,411	68,387

GAAP diluted net income per share attributable to common stockholders	$0.60	$0.43	$1.67	$1.29
Net income attributable to participating securities	0.01	0.01	0.03	0.30
Non-GAAP adjustments to net income	0.19	0.09	0.74	0.34
Non-GAAP adjustments to diluted shares	—	—	—	(0.39)
Non-GAAP diluted net income per share	$0.80	$0.53	$2.44	$1.54
Summary of Stock-Based Compensation Expense
Cost of revenue	$842	$543	$3,048	$1,535
Research and development	7,171	4,688	25,515	14,986
Sales and marketing	3,316	1,897	11,454	7,643
General and administrative	1,649	922	5,286	3,455
Total	$12,978	$8,050	$45,303	$27,619
______________________
1Includes weighted average shares from the issuance of shares upon our IPO and the assumed conversion of preferred stock and notes payable at the beginning of each quarter.

ARISTA NETWORKS, INC.
Consolidated Balance Sheets
(Unaudited in thousands)

	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$687,326	$240,031
Marketable securities	—	209,426
Accounts receivable	144,263	96,982
Inventories	92,129	78,006
Deferred tax assets	—	12,252
Prepaid expenses and other current assets	50,610	42,782
Total current assets	974,328	679,479
Property and equipment, net	79,706	71,558
Investments	36,636	36,636
Deferred tax assets	48,429	11,510
Other assets	20,791	11,840
TOTAL ASSETS	$1,159,890	$811,023
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$43,966	$32,428
Accrued liabilities	60,971	40,369
Deferred revenue	122,049	60,327
Other current liabilities	8,025	11,249
Total current liabilities	235,011	144,373
Income taxes payable	14,060	17,323
Lease financing obligations, non-current	41,210	42,547
Deferred revenue, non-current	74,759	46,141
Other long-term liabilities	6,698	4,981
TOTAL LIABILITIES	371,738	255,365
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	7	7
Additional paid-in capital	537,904	426,171
Retained earnings	250,915	129,814
Accumulated other comprehensive loss	(674)	(334)
TOTAL STOCKHOLDERS’ EQUITY	788,152	555,658
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,159,890	$811,023

ARISTA NETWORKS, INC.
Consolidated Statements of Cash Flows
(Unaudited in thousands)

	Year Ended December 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$121,102	$86,850
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,671	10,021
Stock-based compensation	45,303	27,619
Deferred income taxes	(24,409)	(6,774)
Amortization of investment premiums	1,471	348
Realized gain on notes receivable	—	(4,000)
Amortization of debt discount	—	527
Write-off of debt discount on notes payable	—	680
Excess tax benefit on stock based-compensation	(37,251)	(17,436)
Changes in operating assets and liabilities:
Accounts receivable	(47,281)	(18,984)
Inventories	(14,123)	(13,425)
Prepaid expenses and other current assets	(7,827)	(15,257)
Other assets	(3,087)	(4,261)
Accounts payable	9,037	14,007
Accrued liabilities	20,398	18,874
Deferred revenue	90,340	47,564
Interest payable	—	(1,630)
Interest payable—related party	—	670
Income taxes payable	32,018	4,377
Other liabilities	1,171	2,105
Net cash provided by operating activities	200,533	131,875
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(210,019)
Proceeds from marketable securities	208,200	—
Purchases of property and equipment	(19,238)	(13,134)
Proceeds from repayment of notes receivable	—	8,000
Change in restricted cash	(4,041)	4,040
Purchases of intangible assets	(751)	—
Other investing activities	—	(38,249)
Net cash provided by (used) in investing activities	184,170	(249,362)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of issuance cost	—	239,315
Repayment on notes payable	—	(20,000)
Principal payments of lease financing obligations	(1,086)	(793)
Payments made for deferred offering costs	(261)	—
Excess tax benefit on stock-based compensation	37,251	17,436
Proceeds from issuance of common stock upon exercising options, net of repurchases	17,835	8,020
Proceeds from issuance of common stock, employee stock purchase plan	9,366	—
Net cash provided by financing activities	63,105	243,978
Effect of exchange rate changes	(513)	(124)
NET INCREASE IN CASH AND CASH EQUIVALENTS	447,295	126,367
CASH AND CASH EQUIVALENTS—Beginning of year	240,031	113,664
CASH AND CASH EQUIVALENTS—End of year	$687,326	$240,031